                                                                    Exhibit 10.1
                                                                    ------------

                       AMENDMENT NO. 2 TO SECOND AMENDED
                         AND RESTATED CREDIT AGREEMENT

     AMENDMENT NO. 2, dated as of March 3, 1999 (this "Amendment"), to the
                                                       ---------
Existing Credit Agreement (as defined below), among EVERCOM, INC. (formerly known as Talton Holdings, Inc.), a Delaware corporation (the "Borrower"), each
                                                              --------
of the Borrower's Subsidiaries (the "Consenting Obligors"), Canadian Imperial
                                     -------------------
Bank of Commerce, as Administrative Agent for the Lenders and the Lenders (such capitalized term and other capitalized terms used in this preamble and the recitals below to have the meanings set forth in, or as defined by reference in,
Article I).
---------


                             W I T N E S S E T H:
                             -------------------

     WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to the Second Amended and Restated Credit Agreement, dated as of December 19, 1997 (as heretofore modified, the "Existing Credit Agreement", and together with
                                   -------------------------
this Amendment, the "Credit Agreement");
                     ----------------

     WHEREAS, the Borrower desires to amend the Existing Credit Agreement as set forth herein;

     WHEREAS, the Borrower desires that the Lenders consent to certain transactions as set forth herein; and

     WHEREAS, the Required Lenders have agreed, subject to the terms and conditions hereinafter set forth, to amend the Existing Credit Agreement in certain respects as provided below;

     NOW, THEREFORE, in consideration of the agreements herein contained, the parties hereto hereby agree as follows:


                                   ARTICLE I
                                  DEFINITIONS

     SECTION I.1.  Certain Definitions.  The following terms (whether or not
                   -------------------
underscored) when used in this Amendment shall have the following meanings (such meanings to be equally applicable to the singular and plural form thereof):

     "Amendment" is defined in the preamble.
      ---------                    --------

     "Borrower" is defined in the preamble.
      --------                    --------

     "Consenting Obligors" is defined in the preamble.
      -------------------                    --------

     "Credit Agreement" is defined in the first recital.
      ----------------                    -------------

     "Existing Credit Agreement" is defined in the first recital.
      -------------------------                    -------------

     "Subject Transaction" means (a) the making of Additional Term Loans in a
      -------------------
maximum principal amount of $5,500,000 and on the other terms and conditions set forth in this Amendment and (b) the sale by the Borrower of preferred stock and warrants to the Investors in exchange for net cash proceeds of at least $5,000,000 on terms consistent with the terms set forth in Exhibit A hereto.
                                                           ---------

     "Second Amendment Effective Date" is defined in Section 4.1.
      -------------------------------                -----------

     SECTION I.2.  Other Definitions.  Terms for which meanings are provided in
                   -----------------
the Existing Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used in this Amendment with such meanings.

                                  ARTICLE II
                        AMENDMENTS TO CREDIT AGREEMENT

     Effective on (and subject to the occurrence of) the Second Amendment Effective Date, the Existing Credit Agreement is hereby amended in accordance with this Article II; except as so amended, the Existing Credit Agreement shall
          ----------
continue in full force and effect.

     SECTION II.1.  Amendments to Recitals.  Clause (a) of the fifth recital of
                    ----------------------
the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

          "(a) (i) a Term Loan Commitment pursuant to which Borrowings of Term Loans were made, in a maximum aggregate principal amount of $55,000,000, to the Borrower in multiple Borrowings occurring on and subsequent to the Closing Date but prior to the Term Loan Commitment Termination Date (collectively, the "Existing Term Loans"; and
                         -------------------

          (ii) an Additional Term Loan Commitment pursuant to which Borrowings of Additional Term Loans will be made, in a maximum aggregate principal amount not to exceed $5,500,000, to the Borrower in a single Borrowing occurring on a Business Day on or subsequent to the Second Amendment Effective Date but prior to the Additional Term Loan Commitment Termination Date; and"

     SECTION II.2.  Amendments to Article I.  Article I of the Existing Credit
                    -----------------------
Agreement is hereby amended as follows:

     SECTION II.2.1. Section 1.1 of the Existing Credit Agreement is hereby amended by inserting the following definitions in such Section in the appropriate alphabetical sequence:

          "Additional Term Loan" is defined in clause (b) of Section 2.1.1.
           --------------------                ----------    -------------

          "Additional Term Loan Commitment" means, relative to any Lender, such
           -------------------------------
     Lender's obligation to make Term Loans pursuant to clause (b) of Section
                                                        ----------    -------
     2.1.1.
     -----

          "Additional Term Loan Commitment Amount" means, on any date,
           --------------------------------------
     $5,500,000, as such amount may be reduced from time to time pursuant to
     Section 2.2.
     -----------

          "Additional Term Loan Commitment Termination Date" means the earliest
           ------------------------------------------------
     of:

               (a)  the date on which the Additional Term Loans are made;

               (b)  the date on which any Commitment Termination Event occurs;
          or

               (c) March 31, 1999.

          Upon the occurrence of any event described in clauses (b) or (c), the
                                                        -----------    ---
     Additional Term Loan Commitment shall terminate automatically and without any further action.

          "Additional Term Note" means a promissory note of the Borrower payable
           --------------------
     to any Lender, substantially in the form of Exhibit A-3 hereto (as such
                                                 -----------
     promissory note may be amended, endorsed or otherwise modified from time to time), evidencing the aggregate Indebtedness of the Borrower to such Lender resulting from outstanding Additional Term Loans, and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof.

          "Additional Term Percentage" means, relative to any Lender, the
           --------------------------
     applicable percentage relating to Additional Term Loans set forth opposite its name on Schedule II hereto under the Additional Term Loan column or set
                 -----------
     forth in a Lender Assignment Agreement under the Additional Term Loan column, as such percentage may be adjusted from time to time pursuant to Lender Assignment Agreements executed by such Lender and its assignee Lender and delivered pursuant to Section 10.11.1. A Lender shall not have
                                              -------
     any Additional Term Loan Commitment if its percentage under the Additional Term Loan column is zero.

          "Amendment No. 2" means Amendment No. 2, dated as of March 3, 1999, to
           ---------------
     Second Amended and Restated Credit Agreement, among the Borrower, the Administrative Agent and the Lenders parties thereto, and consented to by the Consenting Obligors listed at the end thereof.

          "Existing Term Loans" is defined in clause (a)(i) of the fifth
           -------------------                -------------        -----
recital.
-------

          "Existing Term Note" means a promissory note of the Borrower payable
           ------------------
     to any Lender, substantially in the form of Exhibit A-2 hereto (as such
                                                 -----------
     promissory note may be amended, endorsed or otherwise modified from time to time), evidencing the aggregate Indebtedness of the Borrower to such Lender resulting from outstanding Existing Term Loans, and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof.

          "Existing Term Percentage" means, relative to any Lender, the
           ------------------------
     applicable percentage relating to Existing Term Loans set forth opposite its name on Schedule II hereto under the Existing Term Loans column or set
                 -----------
     forth in a Lender Assignment Agreement under the Existing Term Loans column, as such percentage may be adjusted from time to time pursuant to Lender Assignment Agreements executed by such Lender and its assignee Lender and delivered pursuant to Section 10.11.1. A Lender shall not have made any Existing Term Loans if
                -------
     its percentage under the Existing Term Loans column is zero.

          "Maintenance Capital Expenditures" means, for any period, Capital
           --------------------------------
     Expenditures but solely to the extent that such Capital Expenditures are associated with existing accounts, existing incarceration facilities and existing pay telephone services.

          "Second Amendment Effective Date" is defined in Section 4.1 of
           -------------------------------
     Amendment No. 2.

     SECTION II.2.2. Section 1.1 of the Existing Credit Agreement is hereby amended by amending and restating the following definitions in such Section so that they read in their entireties as follows:

          "Percentage" means, relative to any Lender, the applicable percentage
           ----------
     relating to Revolving Loans, Existing Term Loans, Additional Term Loans or its aggregate percentage for all facilities provided herein, as the case may be, as set forth opposite its name on Schedule II hereto under the
                                               -----------
     applicable column heading or set forth in Lender Assignment Agreement(s) under the applicable column heading, as such percentage may be adjusted from time to time pursuant to Lender Assignment Agreement(s) executed by such Lender and its Assignee Lender(s) and delivered pursuant to Section
                                                                      -------
     10.11.  A Lender shall not have any Commitment to make Existing Term Loans,
     -----
     Additional Term Loans or Revolving Loans (as the case may be) if its percentage under the applicable column heading on Schedule II is zero. As
                                                       -----------
     used herein, "Percentage" as it relates to a Lender's Percentage of Letter of Credit Outstandings or Swing Line Loans shall be equal to such Lender's Percentage of Revolving Loans.

          "Term Loan Commitment" means, relative to any Lender, such Lender's
           --------------------
     obligation to make Existing Term Loans pursuant to clause (a) of Section
                                                        ----------    -------
     2.1.1 and/or to make Additional Term Loans pursuant to clause (b) of
     -----                                                  ----------
     Section 2.1.1, as the context may require.
     -------------

          "Term Loans" means, collectively, the Existing Term Loans and the
           ----------
     Additional Term Loans.

          "Term Note" means, as the context may require, an Additional Term Note
           ---------
     or an Existing Term Note.

     SECTION II.2.3. Section 1.1 of the Existing Credit Agreement is hereby amended by amending

          (a) the definition of "EBITDA to Fixed Charges Ratio" by inserting the word "Maintenance" before the words "Capital Expenditures" in clause (ii) thereof;

          (b) the definition of "Applicable Base Rate Margin" by inserting the following sentence at the end thereof: "Notwithstanding anything contained in this definition, the Applicable Base Rate Margin for Additional Term Loans shall be 2.5% per annum at all times."; and

          (c) the definition of "Applicable LIBO Rate Margin" by inserting the following sentence at the end thereof: "Notwithstanding anything contained in this definition, the Applicable LIBO Rate Margin for Additional Term Loans shall be 3.5% per annum at all times."

     SECTION II.3.  Amendments to Article II.  Article II of the Existing Credit
                    ------------------------
Agreement is hereby amended as follows:

     SECTION II.3.1. Section 2.1.1 of the Existing Credit Agreement is hereby amended by inserting an "(a)" prior to the initial sentence thereof and adding a new clause (b) at the end of such Section to read as follows:

          "(b) Subject to compliance by the Borrower with the terms hereof, in a single Borrowing occurring on or after the Second Amendment Effective Date but prior to the Additional Term Loan Termination Date, each Lender with a Percentage in excess of zero of the Additional Term Loan Commitment Amount will make loans (relative to such Lender, its "Additional Term Loans") to
                                                    ---------------------
     the Borrower equal to such Lender's Percentage of the aggregate amount of the Borrowing of Additional Term Loans requested by the Borrower to be made on such day (the commitment of each such Lender described in this Section
                                                                       -------
     2.1.1 is herein referred to as its "Additional Term Loan Commitment").  No
     -----                               -------------------------------
     amounts paid or prepaid with respect to any Additional Term Loans may be reborrowed."

     SECTION II.3.2. Section 2.1.4 of the Existing Credit Agreement is hereby amended by adding a new clause (d) thereto to read as follows:

          "(d) make any Additional Term Loan if, after giving effect thereto, the aggregate outstanding principal amount of all the Additional Term Loans

               (i) of all Lenders with an Additional Term Loan Commitments would exceed the Additional Term Loan Commitment Amount; or

               (ii) of such Lender with an Additional Term Loan Commitment would exceed such Lender's Percentage of the Additional Term Loan Commitment Amount."

     SECTION II.4.  Amendments to Article III.  Article III of the Existing
                    -------------------------
Credit Agreement is hereby amended as follows:

     SECTION II.4.1. Section 3.1.1. of the Existing Credit Agreement is hereby amended as follows:

          (a) clause (c) thereof is hereby amended by inserting the word "Existing" before the word "Term" in each place such word appears therein.

          (b) the word "and" is deleted from the end of clause (h) thereof and the period at the end of clause (i) thereof is deleted and replaced with "; and".

          (c) a new clause (j) is inserted following clause (i) of Section 3.1.1 thereof to read as follows:

               "(j) shall, on December 31, 2002, make a scheduled repayment of the aggregate outstanding principal amount, if any, of all Additional Term Loans, as such amount may be reduced from time to time pursuant to prepayments in accordance with the terms hereof."

     SECTION II.4.2. Section 3.1.2. of the Existing Credit Agreement is hereby amended by inserting the reference to "and Section 3.1.1(j)" immediately
                                           ----------------
following the reference to "Section 3.1.1(c)" in clause (b) thereof.
                            ----------------

     SECTION II.5.  Amendments to Article V.  Article V of the Existing Credit
                    -----------------------
Agreement is hereby amended by adding a new Section 5.4 to read as follows:

          SECTION 5.4 Condition Precedent to Additional Term Loans. In addition
                      --------------------------------------------
     to any other requirements contained in Section 5.2, prior to the making of
                                            -----------
     any Additional Term Loans, the Administrative Agent shall have received a certificate, substantially in the form of Exhibit I hereto, dated as of the
                                               ---------
     date of the initial Borrowing of Additional Term Loans, duly executed by an Authorized Officer of the Borrower, in which the Borrower shall acknowledge that the Borrower shall have received net cash proceeds of at least $5,000,000 from clause (b) of the Subject Transaction, and such funds shall actually have been received by the Borrower, on terms and conditions satisfactory to the Administrative Agent.

     SECTION II.6.  Amendments to Article VII.  Article VII of the Existing
                    -------------------------
Credit Agreement is hereby amended as follows:

     SECTION II.6.1. Section 7.1.11. of the Existing Credit Agreement is hereby amended by inserting the word "Existing" immediately prior to the words "Term Loans" in the first line thereof and inserting the words "and Additional Term Loans" immediately following the words "of Revolving Loans" in the fifth line thereof.

     SECTION II.6.2. Section 7.1.12. of the Existing Credit Agreement is hereby amended by inserting the word "Existing" immediately prior to the word "Term" in each place where such word appears therein.

     SECTION II.6.3. A new clause (e) is inserted at the end of Section 7.2.4 of the Existing Credit Agreement to read as follows:

          (e) its EBITDA to be less than the following amounts as of the last day of each Fiscal Quarter occurring on or during each measurement period set forth below:


                Period                              Minimum
                ------                               EBITDA
                                                    -------

Fiscal Quarter ending 3/31/99                      $6,800,000

Fiscal Quarter ending 6/30/99                      $8,500,000

Fiscal Quarter ending 9/30/99                      $9,400,000

Fiscal Quarter ending 12/31/99                     $9,500,000

                          Period                              Minimum
                          ------                               EBITDA
                                                              -------
          Each Fiscal Quarter in the Fiscal                 $9,600,000
          Year ending 12/31/00

          Each Fiscal Quarter in the Fiscal                 $11,300,000
          Year ending 12/31/01

          Each Fiscal Quarter thereafter                    $12,700,000

     SECTION II.6.4. A new Section 7.2.16 is of the Existing Credit Agreement is hereby inserted following Section 7.2.15 of the Existing Credit Agreement to read as follows:

          SECTION 7.2.16  Capital Expenditures, etc.  The Borrower will not, and
                          -------------------------
     will not permit any of its Subsidiaries to, make or commit to make Capital Expenditures in any Fiscal Year which aggregate in excess of the amount set forth below opposite such Fiscal Year:



                Fiscal Year               Capital Expenditure Amount
                -----------               --------------------------

                   1998                           $14,000,000

                   1999                           $12,000,000

           2000 and thereafter                    $10,000,000

     SECTION II.7.  Schedule II to Credit Agreement.  The Existing Credit
                    -------------------------------
Agreement is hereby amended by adding a new Schedule II thereto in the form of
Schedule II hereto.
-----------

     SECTION II.8.  Exhibit I to Credit Agreement.  The Existing Credit
                    -----------------------------
Agreement is hereby amended by adding a new Exhibit I thereto in the form of
Exhibit I hereto.
---------

                                  ARTICLE III
                     CONSENT AND INTEREST RATE ADJUSTMENT

     Subject to the terms of this Amendment, effective on the Second Amendment Effective Date, and in reliance upon the representations and warranties made herein and in each other Loan Document, the parties hereto agree that, any term or provision of the Credit Agreement to the contrary notwithstanding, (a) the Subject Transaction shall be deemed to be permitted for purposes of the Credit Agreement, (b) no part of the Subject Transaction shall be deemed to breach any covenant contained therein or in any other Loan Document, (c) no prepayment of the Loans shall be required pursuant to clause (f) of Section 3.1.1 of the Credit Agreement in connection with the Net Equity Proceeds received in accordance with Section 4.1.7, (d) the Lenders hereby waive any Default with
                -------------
respect to (i) any financial covenant contained in clause (d) of Section 7.2.4 of the Credit Agreement prior to the Second Amendment Effective Date, (ii) the payment of fees in connection with Section 7.2.7 of the Credit Agreement prior to the Second Amendment Effective Date (to the extent such fees were paid for Related Acquisitions), and (iii) the delivery of a Compliance Certificate pursuant to clause (d)(i) of Section 7.1.1 of the Credit Agreement for the last Fiscal

Quarter of 1998 so long as such Compliance Certificate (giving effect to this Amendment) is delivered on or before March 3, 1999, and (e) for the period commencing on the Second Amendment Effective Date through (and including) the date upon which the Compliance Certificate is delivered for the Fiscal Quarter ending December 31, 1999, the Applicable LIBO Rate Margin shall be 3.50% per annum and the Applicable Base Rate Margin shall be 2.25% per annum, in each case, for all Revolving Loans and Existing Term Loans. Except as expressly provided in this Amendment, the Credit Agreement and each other Loan Document shall continue in full force and effect in accordance with their respective terms.

                                  ARTICLE IV
                          CONDITIONS TO EFFECTIVENESS

     SECTION IV.1.  Amendment Effective Date.  This Amendment (and the
                    ------------------------
amendments and modifications contained herein) shall become effective, and shall thereafter be referred to as "Amendment No. 2", on the date (the "Second
                              ---------------                     ------
Amendment Effective Date") when all of the conditions set forth in this Section
------------------------                                                -------
4.1 have been satisfied.
---

     SECTION IV.1.1.  Execution of Counterparts.  The Administrative Agent shall
                      -------------------------
have received counterparts of this Amendment, duly executed and delivered on behalf of the Borrower, the Required Lenders and each Lender with an Additional Term Loan Commitment.

     SECTION IV.1.2.  Resolutions, etc. The Administrative Agent shall have
                      ----------------
received from the Borrower a certificate, dated the Second Amendment Effective Date, in form and substance satisfactory to the Administrative Agent, of its Secretary or Assistant Secretary as to (a) resolutions of its Board of Directors then in full force and effect authorizing the execution, delivery and performance of this Amendment and each other Loan Document to be executed by it; and (b) the incumbency and signatures of those of its officers authorized to act with respect to this Amendment and each other Loan Document executed by it, upon which certificate each Lender may conclusively rely until it shall have received a further certificate of the Secretary or Assistant Secretary of the Borrower canceling or amending such prior certificate.

     SECTION IV.1.3.  Delivery of Notes.  The Administrative Agent shall have
                      -----------------
received, for the account of each Lender making Additional Term Loans, its Additional Term Notes duly executed and delivered by the Borrower.

     SECTION IV.1.4.  Opinions of Counsel.  The Administrative Agent shall have
                      -------------------
received legal opinions, dated the Second Amendment Effective Date and addressed to the Administrative Agent and all Lenders, from (a) Stutzman & Bromberg, a professional corporation, counsel to the Obligors and (b) Shustak, Jalil & Heller, New York counsel to the Obligors, each satisfactory in form and substance to the Administrative Agent.

     SECTION IV.1.5.  Amendment Fee and Additional Term Loan Fee.  The
                      ------------------------------------------
Administrative Agent shall have received, (a) for the account of each Lender signatory hereto prior to or on the date hereof, an amendment fee equal to .375% of each such Lender's Percentage of the outstanding principal amount of the Notes and Commitments; and (b) for the account of each Lender that has an Additional Term Loan Commitment, an up-front fee in an amount equal to 1.25% of each such Lender's Additional Term Loan Commitment Amount.

     SECTION IV.1.6.  Closing Fees, Expenses, etc. The Administrative Agent
                      ---------------------------
shall have received for the account of each Lender, all fees, costs and expenses due and payable pursuant to Sections 3.3 and 10.3 of the Credit Agreement or payable hereunder, if then invoiced.

     SECTION IV.1.7.  Investor Pledge Agreement Supplement. The Administrative
                      ------------------------------------
Agent shall have received a supplement to the Investor Pledge Agreement, dated on or prior to the Second Amendment Effective Date, duly executed and delivered by each Investor pledging all additional preferred stock and warrants of the Borrower comprising the Subject Transaction.

     SECTION IV.1.8.  Legal Details, etc.   All documents executed or submitted
                      -------------------
pursuant hereto shall be satisfactory in form and substance to the Administrative Agent and its counsel. The Administrative Agent and their counsel shall have received all information and such counterpart originals or such certified or other copies or such materials, as the Administrative Agent or its counsel may reasonably request, and all legal matters incident to the transactions contemplated by this Amendment shall be satisfactory to the Administrative Agent and its counsel.

                                   ARTICLE V
                            AFFIRMATION AND CONSENT

     SECTION V.1.  Acknowledgment and Reaffirmation. The Borrower and each
                   --------------------------------
Consenting Obligor hereby reaffirms, as of the Second Amendment Effective Date,
(a) the covenants and agreements contained in each Loan Document to which it is a party, including, in each case, as such covenants and agreements may be modified by this Amendment and the transactions contemplated thereby, (b) its guarantee of payment of the Obligations pursuant to the Subsidiary Guaranty and
(c) its obligations with respect to collateral security under each other Loan Document to which it is a party.

     SECTION V.2.  Representations and Warranties, etc. The Borrower and each
                   -----------------------------------
Consenting Obligor hereby certifies that, as of the date hereof (both before and after giving effect to the occurrence of the Second Amendment Effective Date), the representations and warranties made by it contained in the Loan Documents to which it is a party are true and correct in all material respects with the same effect as if made on the date hereof, except to the extent any such representation or warranty refers or pertains solely to a date prior to the date hereof (in which case such representation and warranty was true and correct in all material respects as of such earlier date).

     SECTION V.3.  Loan Documents. The Borrower and each Consenting Obligor
                   --------------
further confirms that each Loan Document to which it is a party (a) is and shall continue to be in full force and effect and the same are hereby ratified and confirmed in all respects, except that upon the occurrence of the Second Amendment Effective Date, all references in such Loan Documents to the "Credit Agreement", "Loan Documents", "thereunder", "thereof", or words of similar import shall mean the Credit Agreement and the Loan Documents, as the case may be, in each case after giving effect to the amendments and other modifications provided for in this Amendment, (b) if such Loan Document relates to collateral security, such document shall also expressly and completely secure all Additional Term Loans and all Obligations related thereto and (c) if such Loan Document relates to a guarantee, such document shall also expressly and completely guarantee all Additional Term Loans and all Obligations related thereto.

     SECTION V.4.  Course of Dealing, etc. Each Consenting Obligor hereby
                   ----------------------
acknowledges and agrees that the acceptance by each Lender of this document shall not be construed in any manner to establish any course of dealing on any Lender's part, including the providing of any notice or the requesting of any acknowledgment not otherwise expressly provided for in any Loan Document with respect to any future amendment, waiver, supplement or other modification to any Loan Document or any arrangement contemplated by any Loan Document.

                                  ARTICLE VI
                                 MISCELLANEOUS

     SECTION VI.1.  Borrowing Request.  The Borrower hereby requests from each
                    -----------------
Lender that has a Percentage in excess of zero of the Additional Term Loan Commitment a Borrowing of Additional Term Loans in an aggregate principal amount of $5,500,000 on March 11, 1999 as a Base Rate Loan in an amount equal to such Lender's Percentage with respect to the Additional Term Loan Commitment. The Borrower hereby acknowledges that, pursuant to Section 5.2.2 of the Credit Agreement, each of the delivery of this Amendment (which all parties hereto agree shall be deemed to be a Borrowing Request) and the acceptance by the Borrower of the proceeds of the Loans requested hereby constitute a representation and warranty by the Borrower that, on the date of such Loans, and immediately before and after giving effect thereto and to the application of the proceeds therefrom, all the statements set forth in Section 5.2.1 of the Credit Agreement are true and correct in all material respects.

     SECTION VI.2.  Cross-References.  References in this Amendment to any
                    ----------------
Article or Section are, unless otherwise specified or otherwise required by the context, to such Article or Section of this Amendment.

     SECTION VI.3.  Loan Document Pursuant to Credit Agreement.  This Amendment
                    ------------------------------------------
is a Loan Document executed pursuant to the Credit Agreement and shall be construed, administered and applied in accordance with all of the terms and provisions of the Credit Agreement.

     SECTION VI.4.  Successors and Assigns.  This Amendment shall be binding
                    ----------------------
upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     SECTION VI.5.  Counterparts.  This Amendment may be executed by the parties
                    ------------
hereto in several counterparts, each of which when executed and delivered shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

     SECTION VI.6.  Governing Law.  THIS AMENDMENT SHALL BE GOVERNED BY AND
                    -------------
CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK.

     IN WITNESS WHEREOF, the signatories hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.


                             BORROWER:

                             EVERCOM, INC.


                             By:   /s/ Jeffrey Cushman
                                ---------------------------
                              Title: Vice President and Chief Financial Officer

                             CONSENTING OBLIGORS:

                             EVERCOM SYSTEMS, INC.


                             By:   /s/ Jeffrey Cushman
                                ---------------------------
                              Title: Vice President and Chief Financial Officer

                             SARATOGA TELEPHONE COMPANY, INC.


                             By:   /s/ Jeffrey Cushman
                                ---------------------------
                              Title: Vice President and Chief Financial Officer


                             ADMINISTRATIVE AGENT:

                             CANADIAN IMPERIAL BANK OF COMMERCE


                             By:     /s/ Harold Birk
                                ---------------------------
                              Title: Executive Director

                             CIBC INC.


                             By: /s/ Harold Birk
                                ---------------------------
                              Title: Executive Director


                             FIRST SOURCE FINANCIAL LLP
                             By: First Source Financial, Inc.
                                 its Agent/Manager


                             By: /s/ David Wagner
                                ---------------------------
                              Title: Vice President


                             IBJ WHITEHALL BANK & TRUST COMPANY


                             By: /s/ David Thalmann
                                ---------------------------
                              Title: Director


                             PARIBAS


                             By:   /s/ Lynn S. Randall
                                ---------------------------
                              Title: Director


                             AMERICAN NATIONAL BANK


                             By:
                                ---------------------------
                              Title:


                             ARES LEVERAGED INVESTMENT
                             FUND L.P.
                             By: Ares Management L.P.


                             By:    /s/ Jeff Moore
                                ---------------------------
                              Title: Director

                                                                     SCHEDULE II




                                  Revolving Loan          Existing Term         Additional Term         Aggregate
                                    Commitment                Loans                 Loans               Percentage
                             -----------------------------------------------------------------------------------------

CIBC Inc.                           32.8125%               19.17613636%           36.36363636%         24.619140625%

First Source Financial LLP          23.4375%               23.43750000%                0%              21.826171875%

IBJ Whitehall Bank & Trust          12.5000%               12.50000000%                0%              11.640625000%
Company

Paribas                             12.5000%               12.5000000%                 0%              11.640625000%

American National Bank              18.7500%               18.75000000%                0%              17.460937500%

Ares Leveraged Investment            0.0000%               13.63636364%           63.63636364%         12.812500000%
Fund L.P.

                                 CERTIFICATE

                                 EVERCOM, INC.
                                 -------------


     This Certificate (this "Certificate") is delivered pursuant to Section
                             -----------
4.1.7 of the Second Amendment, dated as of March 11, 1999, to the Second Amended and Restated Credit Agreement, among Evercom, Inc., a Delaware corporation (the "Borrower"), the Lenders parties thereto, Canadian Imperial Bank of Commerce, as
 --------
Administrative Agent for the Lenders and the Consenting Obligors. Unless otherwise defined herein or the context otherwise requires, terms used herein have the meanings provided in the Credit Agreement.

     The Borrower hereby certifies, represents and warrants for and on behalf of itself and its Subsidiaries, as of the date of the Borrowings of Additional Term Loans, the Borrower has received new net cash proceeds of at least $5,000,000 from the capital contributions and/or equity issuances which require no redemptions, repayments, repurchases and no cash dividends or other such cash payments, in each case, prior to December 31, 2007.



                             EVERCOM, INC.


                             By:   /s/ Jeffrey Cushman
                                --------------------------------
                               Title: Vice President and Chief Financial Officer